Exhibit 99.2

     The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding the Company’s operations as of March 31, 2004. Please contact the Company at (615) 269-8175 to request a printed copy of this information.

HEALTHCARE REALTY TRUST

3,500,000 Common Shares

July 2004

FORWARD-LOOKING STATEMENTS

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of the issuer may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree. For a discussion of some of the important factors that could cause the issuer’s results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to the prospectus supplement and accompanying prospectus previously delivered to you, in particular, the “Forward-Looking Statements and Risk Factors” section thereof and the risks discussed in the Company’s annual report in the form 10-K for the year ended December 31, 2003.

THE OFFERING

•	Issuer:	Healthcare Realty Trust Incorporated
•	Ticker (Listing):	HR (NYSE)
•	Shares Offered:	3,500,000 Shares
•	Over-Allotment Option:	15% (525,000 additional shares)
•	Recent Share Price (1):	$38.61
•	Expected Offering Size:	$135,135,000
•	Use of Proceeds:	To fund build-to-suit construction and investment commitments, repay indebtedness under HR’s Unsecured Credit Facility due 2006 and for general corporate purposes
•	Bookrunner:	Legg Mason Wood Walker, Incorporated
•	Co-Managers:	A.G. Edwards Wachovia Securities
•	Expected Pricing:	Thursday, July 22, 2004

(1) As of July 16, 2004

CORPORATE PROFILE

— Integrated Real Estate Company Focused on Owning, Managing and Developing Income-Producing Real Estate Properties Associated With the Delivery of Healthcare Services

CORPORATE PROFILE

•	Strategy

— Provide Integrated Real Estate Solutions

— Concentrate on Outpatient Healthcare Facilities

— Focus on Long-Term Relationships

•	Internal & External Growth Capabilities

•	Client, Geographic & Property Type Diversification

•	Strong Capital Structure with Conservative Leverage

PERFORMANCE HIGHLIGHTS

•	$1.7 Billion in Total Investments

•	228 Owned Properties and Mortgages, 11.8 Million Square Feet

•	5.2 Million Square Feet Managed

•	3.9% Average FFO Per Share Historical Growth (1)

•	44.5% Debt to Book Capitalization

Information as of 3/31/04

(1) See the Company’s financial reports for additional information and a reconciliation of FFO to net income.

DIVIDENDS PER SHARE

•	Graphic Omitted: Quarterly dividends per common share from first quarter 1997 to first quarter 2004. Note: HR has increased its dividend by half a cent every quarter since its inception in 1993. See the Company’s financial reports for additional information.

INVESTMENTS & COMMITMENTS

•	Graphic Omitted: Total investments & commitments from 1995 to 2003. See the Company’s financial reports for additional information.

REVENUES

•	Graphic Omitted: Total annual revenues from 1995 to 2003. See the Company’s financial reports for additional information.

FUNDS FROM OPERATIONS — DILUTED

•	Graphic Omitted: Total funds from operations from 1995 to 2003. See the Company’s financial reports for additional information and a reconciliation of FFO to net income.

STRATEGY

•	Differentiation

— Integrate Related Real Estate Services and Capital

— Not A Finance Company

•	Added Value

— Maximize Return on Assets

— Mitigate Issues Related to Fraud & Abuse Statutes

— Control Operating Expenses

•	Clients

— Partnerships...Aligned, Long-Term Incentives

— Foster Additional Investments Over Time

— Publicly-Traded or Investment Grade

STRATEGY

•	Markets

— Invest with Leading Providers in Growth Markets

— Geographic Diversification

•	Facilities

— Emphasize Real Estate Fundamentals

— Focus on Growth Sectors — Ancillary and Outpatient

— Location, Location, Location

INVESTMENT BY FACILITY TYPE

•	Graphic Omitted: For additional information, see Supplemental Data Report as of 3/31/04, located on the Company’s website, www.healthcarerealty.com.

MEDICAL OFFICE/OUTPATIENT OCCUPANTS

•	Graphic Omitted: For additional information, see Supplemental Data Report as of 3/31/04, located on the Company’s website, www.healthcarerealty.com.

INPATIENT OCCUPANTS

•	Graphic Omitted: For additional information, see Supplemental Data Report as of 3/31/04, located on the Company’s website, www.healthcarerealty.com.

INVESTMENT BY STATE

•	Chart and Map Omitted: For additional information, See Supplemental Data Report as of 3/31/04, located on the Company’s website, www.healthcarerealty.com.

HEALTHCARE OVERVIEW

•	Growing Demand for Healthcare Services

— 14.9% GDP, Projected at 18.4% in 2013

— Aging Demographics

•	Healthcare Industry Fundamentals Remain Stable

— Positive Commercial Pricing and Improved Volume Growth

— Moderating Cost Pressures

— Higher Reimbursement in 2004

•	Stable Operating Environment and Improved Funding for Senior Living Facilities

•	Continued Emphasis on Outpatient and Lower-Cost Settings

•	Capital Needs Heighten Use of Alternative Sources of Capital

HEALTHCARE OVERVIEW

•	Graphic Omitted: Inpatient Admissions per Thousand from 1950 to 2002

— Source: American Hospital Association, Hospital Statistics 2004.

HEALTHCARE OVERVIEW

•	Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2002

— Source: American Hospital Association, Hospital Statistics 2004.

HEALTHCARE OVERVIEW

•	Graphic Omitted: National Healthcare Revenue Sources, $1.6 Trillion in 2002

— Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group, January 2004.

HEALTHCARE OVERVIEW

•	Graphic Omitted: National Healthcare Spending, $1.6 Trillion in 2002

— Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group, January 2004.

HEALTHCARE OVERVIEW

Healthcare Legislation in 2004

•	Higher Medicare Reimbursement in 2004

— Inpatient hospitals: 3.4% increase

— Hospital outpatient departments: 3.8% increase

— Inpatient rehabilitation hospitals: 3.2% increase

— Skilled nursing facilities: 6.26% increase

— Physicians: 1.5% increase

•	Medicare Prescription Drug, Improvement & Modernization Act

— Set consistent, positive reimbursement for providers through 2007; full market basket updates if hospitals comply with quality initiatives

— Additional $12 billion to rural hospitals over ten years, starting April 1, 2004

•	Medicaid Outlook Improving for States

— State revenues improving; half of all states generating surpluses

— 2004 and 2005 budgets focused on lowering Rx costs and rates of increase for reimbursement

— Expect minimal impact to hospital revenues

HEALTHCARE OVERVIEW

Legislative Outlook

•	Hospitals set to receive full market basket update through 2007

— Most providers likely to receive increases of 3.0-3.5%

— Even a reversion to the positive payment rates of 2002-2003 (roughly 2.5-3.0%) would yield substantial Medicare savings, estimated to be $10-$15 billion over a five-year period

•	Federal Deficits Should Not Impact Medicare Spending

— No historical correlation between Medicare spending and federal deficits

— Past Medicare cuts driven by a high perceived rate of medical cost inflation and number of enrollees, not federal surplus/deficit levels

— Medicare growth projected at 7% annually, only 2% faster than GDP

•	Medicare Board of Trustees Annual Report Projected Trust Fund Insolvency by 2019

— The 15-year projection is above the historic average of 13 years; the projection range was 4-7 years in the mid-90’s

— Report assumed no economic growth

— Hospital margins typically a more decisive factor for legislation

HEALTHCARE OVERVIEW

•	Graphic Omitted: Medicare YTY % Change vs. Total Federal Surplus/(Deficit)

— Source: Congressional Budget Office, Centers for Medicare & Medicaid Services and Banc of America Securities LLC, Gary Taylor, “Hospital Industry,” February 14, 2003.

HEALTHCARE OVERVIEW

•	Graphic Omitted: Total Federal Surplus/(Deficit) % of GDP vs. Medicare % of GDP

— Source: Congressional Budget Office, Centers for Medicare & Medicaid Services and Banc of America Securities LLC, Gary Taylor, “Hospital Industry,” February 14, 2003.

GROWTH PLANS

•	Selective Acquisitions to Build Core Relationships

•	Expand Investments with Long-Term Relationships

•	Build-to-Suit Development Pipeline

•	Emphasis on Existing Portfolio Performance

•	Property Management and Services Opportunities

•	Cross-Selling of Services

GROWTH OPPORTUNITIES

•	Existing Relationships

— Additional Investments

— Management Services Expansion

•	VHA Inc. Business Partnership

— 2,200 Not-for-Profit Health Systems

•	Not-for-Profit Healthcare Sector

— Strong Fundamentals

— 91% of Rated Hospitals are Investment Grade

•	Healthcare Industry Size

— 856,000 Physicians

— 3,800 Community Hospitals, 80% Not-for-Profit

— $18 Billion Healthcare Construction Expenditures

— $500 Billion in Healthcare Real Estate

•	Healthcare Industry Capital Demands

— Balance Sheet Focus

— Margin Pressures

— Clinical Mission

CAPITAL STRUCTURE

•	Strong Balance Sheet

•	Debt to Book Capitalization 44.5%

•	Pro-forma Debt to Book Capitalization After Equity Offering 40.6%

•	$300 Million 5.190% Senior Notes Due 2014

•	$300 Million 8.125% Senior Notes Due 2011

•	$300 Million Unsecured Credit Facility Due 2006

•	$50 Million in Senior Notes Due 2006

•	Senior Notes Rated “Baa3” by Moody’s, “BBB-” by Standard and Poor’s, and “BBB” by Fitch Ratings

(Information as of 3/31/04)

USE OF PROCEEDS

•	Fund Build-to-Suit Construction and Investment Commitments

— Ongoing investment and commitments in build-to-suit construction of medical office facilities

— The acquisition of 20 medical office facilities from Baylor Health Care System for approximately $133 million

•	Reduce HR’s Unsecured Credit Facility due 2006

•	General Corporate Purposes

SUMMARY

•	Healthcare is a Large, Vital and Profitable Industry

— Expanding Sectors of Healthcare Industry

— Growth Markets with Prominent Clients

•	Distinct Competitive Advantages

— Integrated Real Estate Services and Capital

— Well-Defined, Differentiated Strategy

— Innovative Transaction Structures

— Extensive Experience and Client Relationships

— Management Expertise

•	Low Leverage and Strong Balance Sheet

•	Cash Flow and Dividend Growth

HEALTHCARE REALTY TRUST

Healthcare’s Real Estate Company

     In addition to the historical information contained within, the matters discussed in this presentation may contain forward looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in an 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. These forward looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims any obligation to update this forward looking material.